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                       Incorporated under the Laws of Delaware


          Number                                                 Shares


                                                  CUSIP


                                  CONSOL ENERGY INC.

                                     COMMON STOCK



          This certifies that _______________________________________ is the record holder of ________________________________________
          Shares of the Common Stock of

          transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed, or assigned.


          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ________________, 19___.



          _________________________               _________________________
          President                               Secretary




                                  CONSOL ENERGY, INC


               THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.



               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM - AS TENANTS IN COMMON        UNIF GIFT MIN ACT - __Custodian__
      TEN ENT - as tenants by the                             (cou)   (minor)
                entireties                         under Uniform Gifts to
      IT TEN -  as [   ] tenants with              Minors Act _______________
                right of survivorship                             (State)
                and [  ] as tenants in
                common

          Additional abbreviations may also be used though not in the above list.

               For value received ______________ hereby sell, assign and transfer unto
          PLEASE INSERT SOCIAL SECURITY OR
          OTHER IDENTIFYING NUMBER OF ASSIGNEE
          _________________________

          _________________________

          _________________________________________________________________
               Please print or typewrite name and address including postal zip code of assignee
          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________
          Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________

          _________________________________________________________________

          Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

          Dated, __________________